Blugrass Energy Announces Appointment of Mr. Mario Pinto to the Advisory Board

CALGARY, AB--(Marketwire - ) - Blugrass Energy Inc. (OTC.BB:BLUG - News) is pleased to announce the appointment of Mr. Mario Pinto to the company’s Advisory Board.  Mr. Pinto is the President and CEO of Dominion Tri-Mac, a privately owned oil and gas consulting company.  Over the past 25 years Mr. Pinto has held many positions in the natural resource industry, ranging from an independent consultant to owner/partner in many natural resource projects. His extensive experience has been developed through his hands on involvement in a range of international oil and gas projects.

Mr. Pinto’s experience includes senior management positions and consulting for public and private companies. His experience spans, acquisitions, business integration, due diligence reviews, business development, strategic planning, marketing, sales and administration for Merck, Frost, Glaxo Industries, among others.

Additionally, Mr. Pinto has served in many different capacities for many Alberta oil companies, including: Mobil Oil Corp, Pembina Pipelines, Dome Petroleum, and Canterra Energy.

Highlights of Mr. Pinto’s career include:

Mr. Pinto was the former CEO of Sumo Capital and Arora Capital Corp.  Major projects included:

•

Moldavia / Romania: Completed $8M financing of 7M acre concession (entire terriroty of Moldavia) and 1.3 M acres in Romania (eastern border)

•

Vietnam / Mekong Delta, 14.7M acre concession

•

Oil spill clean product – Zorbolite $1.4M, IWC and Red Adair ASE DIA: market value $110M

Mr. Pinto has alsoserved on the board of several public companies including Redeco Energy Inc., Acero-Martin Exploration Inc. and Arizona Silver Corp.

 “It is with great pleasure we appoint Mr. Pinto to our Advisory Board and look forward to utilizing his experience and input in moving our operations forward”. Said, Ken Berscht President and CEO of Blugrass Energy.

 Blugrass Energy, Inc. is a development stage oil and gas development and exploration company based in the United States that is traded on the Over the Counter Bulletin Board under the Symbol BLUG. The goal of BLUG is to grow through internally generated and developed prospects, participation with industry partners in oil and gas exploration and in targeted joint ventures.

THIS NEWS RELEASE CONTAINS "FORWARD-LOOKING STATEMENTS", AS THAT TERM IS DEFINED IN SECTION 27A OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE UNITED STATES SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. STATEMENTS IN THIS NEWS RELEASE, WHICH ARE NOT PURELY HISTORICAL, ARE FORWARD-LOOKING STATEMENTS AND INCLUDE ANY STATEMENTS REGARDING BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS REGARDING THE FUTURE. EXCEPT FOR THE HISTORICAL INFORMATION PRESENTED HEREIN, MATTERS DISCUSSED IN THIS NEWS RELEASE CONTAIN FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH STATEMENTS. STATEMENTS THAT ARE NOT HISTORICAL FACTS, INCLUDING STATEMENTS THAT ARE PRECEDED BY, FOLLOWED BY, OR THAT INCLUDE SUCH WORDS AS "ESTIMATE," "ANTICIPATE," "BELIEVE," "PLAN" OR "EXPECT" OR SIMILAR STATEMENTS ARE FORWARD-LOOKING STATEMENTS. RISKS AND UNCERTAINTIES FOR THE COMPANY INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH OIL AND GAS EXPLORATION AND DEVELOPMENT AND NEEDS FOR FUNDING AS WELL AS THE RISKS SHOWN IN THE COMPANY'S MOST RECENT ANNUAL REPORT ON FORM 10-KSB AND ON FORM 10-QSB AND FROM TIME-TO-TIME IN OTHER PUBLICLY AVAILABLE INFORMATION REGARDING THE COMPANY. OTHER RISKS INCLUDE RISKS ASSOCIATED WITH THE REGULATORY APPROVAL PROCESS, COMPETITIVE COMPANIES, FUTURE CAPITAL REQUIREMENTS AND THE COMPANY'S ABILITY AND LEVEL OF SUPPORT FOR ITS EXPLORATION AND DEVELOPMENT ACTIVITIES. THERE CAN BE NO ASSURANCE THAT THE COMPANY'S DEVELOPMENT EFFORTS WILL SUCCEED AND THE COMPANY WILL ULTIMATELY ACHIEVE COMMERCIAL SUCCESS. THESE FORWARD-LOOKING STATEMENTS ARE MADE AS OF THE DATE OF THIS NEWS RELEASE, AND THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS, OR TO UPDATE THE REASONS WHY ACTUAL RESULTS COULD DIFFER FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. ALTHOUGH THE COMPANY BELIEVES THAT THE BELIEFS, PLANS, EXPECTATIONS AND INTENTIONS CONTAINED IN THIS NEWS RELEASE ARE REASONABLE, THERE CAN BE NO ASSURANCE THOSE BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS WILL PROVE TO BE ACCURATE. INVESTORS SHOULD CONSIDER ALL OF THE INFORMATION SET FORTH HEREIN AND SHOULD ALSO REFER TO THE RISK FACTORS DISCLOSED IN THE COMPANY'S PERIODIC REPORTS FILED FROM TIME-TO-TIME WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

THIS NEWS RELEASE HAS BEEN PREPARED BY MANAGEMENT OF THE COMPANY WHO TAKES FULL RESPONSIBILITY FOR ITS CONTENTS. EACH OF THE NASD, THE SEC AND THE OTCBB NEITHER APPROVES NOR DISAPPROVES OF THE CONTENTS OF THIS NEWS RELEASE. THIS NEWS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.

Contact:

Contact:
Blugrass Energy Inc.
Tony Collins
1-877-511-0110